CUSIP No. 57055L107	Exhibit 2.1

 Form of Amended Series D-1 Warrant to Purchase Common Stock (Incorporated herein by reference to Exhibit 4.7 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on August 11, 2016)